                                                                    EXHIBIT 10.8


                                      PDT, INC.
                               STOCK COMPENSATION PLAN

                           INCENTIVE STOCK OPTION AGREEMENT


    THIS INCENTIVE STOCK OPTION (THE "OPTION") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between PDT, INC., a Delaware corporation, hereinafter called the "COMPANY", and the person whose name is set forth on the signature page hereof, hereinafter called the "OPTIONEE", who is an officer, key employee or employee director of the Company or one of its subsidiaries.


WHEREAS:

    A. The Board of Directors of the Company (THE "BOARD") adopted on May 17, 1996, with subsequent stockholder approval, the PDT, Inc. 1996 Stock Compensation Plan (THE "PLAN");

    B. The Plan provides for the granting of Incentive Stock Options ("ISOS") by a committee to be appointed by the Board (THE "PLAN ADMINISTRATORS") to key employees of the Company or any subsidiary of the Company to purchase shares of the Common Stock of the Company, par value $0.01 (THE "STOCK"), in accordance with the terms and provisions of the Plan; and

    C. The Plan Administrators consider the Optionee to be a person who is eligible for a grant of compensatory options under the Plan and have determined that it would be in the best interest of the Company to grant an ISO as documented herein.

    NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

    1.   GRANT OF OPTION.    Subject to the terms and conditions of the Plan
and as hereinafter set forth, the Company, with the approval and at the direction of the Plan Administrators, hereby grants to the Optionee, as of the Date of Grant set forth on the signature page hereof, an option to purchase up to the number of shares of Stock set forth on the signature page hereof at a price per share set forth on the signature page hereof which shall be determined pursuant to Section 12 hereof (THE "FAIR MARKET VALUE), provided however, if at the time the Option is granted the Optionee owns or would be considered to own by reason of the Internal Revenue Code of 1986, as amended (THE "CODE"), Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by the Option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Date of Grant. Such ISO is hereinafter referred to as the "OPTION" and the shares of stock purchasable upon exercise of the Option are hereinafter referred to as the "OPTION SHARES." The Option is intended by the parties hereto to be, and shall be treated as, an option qualified as an incentive stock option, as such term is defined under Code Section 422.


                                                          INCENTIVE STOCK OPTION
                                               PDT, INC. STOCK COMPENSATION PLAN
                                                                         Page-1-

    2.   INSTALLMENT EXERCISE OF OPTION.    Subject to such further limitations
as set forth in the Plan and as are provided herein, the Option shall vest in installments as set forth on the signature page hereof. Employment with the Company is a condition of the vesting of this Option.

    3.   EXERCISE OF OPTIONS.

         (a). The Optionee may exercise the Option with respect to all or any part of the number of Option Shares then vested and exercisable hereunder by properly completing and delivering to the Company at its principal office an exercise form prescribed by the Plan Administrators and attached hereto as
Exhibit 1, specifying the number of Options Shares as to which the Option is to be exercised and the date of exercise thereof. No ISO may be exercised for a fraction of a share of Stock.

         (b). The purchase price of the Option Shares purchased shall be paid in full, along with any applicable federal, state and local taxes due, in cash or by certified cashier's check payable to the order of the Company or, with prior written consent of the Plan Administrators, by shares of Stock or by the surrender of all or part of an Award (including the ISO being exercised), or in other property, rights or credits deemed acceptable by the Plan Administrators or, if permitted by the Plan Administrators, by a combination of the foregoing, at the time of exercise of the ISO. If any portion of the purchase price is paid in shares of Stock, those shares shall be tendered at their then Fair Market Value as determined by the Plan Administrators in accordance with Article I, Section 22 of the Plan. Payment in shares of Stock includes the automatic application of shares of Stock received upon the exercise of an ISO or other option or Award to satisfy the exercise price for additional ISOs.

         (c). On the exercise date specified in the Optionee's notice or as soon as thereafter practicable, the Company shall cause to be delivered to the Optionee, a certificate or certificates for the Option Shares then being purchased upon full payment for such Option Shares. Provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it, with reasonable diligence, to comply with any requirements of any state or federal agency or any securities exchange.

         (d). The obligation of the Company to deliver Stock hereunder shall be subject to the condition that, if at any time the Plan Administrators determine in their sole discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of the Option Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Plan Administrators.

         (e). If the Optionee fails to pay for any of the Option Shares specified in such notice of exercise or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

    4.   TERMINATION OF OPTION.    Except as herein otherwise stated, this
Option, to the extent not theretofore exercised, shall terminate forthwith on the earliest of the following:


                                                                         Page-2-

         (a). If the Optionee ceases to be employed by the Company or any subsidiary for any reason other than death or disability, the Option shall immediately terminate and be of no further force and effect, provided, however, that the Plan Administrators may, in their sole discretion, allow the Option to be exercised, to the extent exercisable on the date of termination of employment, at any time within three (3) months after the date of termination, but in no event later than the expiration date specified under subparagraph (d) hereof; provided further, however, that all vesting of the Option ceases at the date of termination and if the Optionee is terminated "for cause", the Option will terminate immediately upon the date of termination.

         (b). If the Optionee becomes disabled within the meaning of Code 422(e)(3) while employed by the Company or any subsidiary, the Plan Administrators, in their sole discretion, may allow the Option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one (1) year after the date of the termination of employment due to disability, but in no event later than the expiration date specified under subparagraph (d) hereof.

         (c). If the Optionee dies while employed by the Company or any subsidiary, or within three (3) months after ceasing to be an employee thereof, the Option shall expire one (1) year after the date of death, but in no event later than the expiration date specified in subparagraph (d) hereof. During the one (1) year period, the Option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons whom the Optionee's rights under the Option shall pass by will or by laws of descent and distribution and pursuant to Article I, Section 19 of the Plan, but only to the extent that the Optionee is entitled to exercise the Option at the time of death.

         (d) Ten (10) years from the Date of Grant, provided, however, if at the time the Option is granted, the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the Option shall expire not more than five (5) years from the Date of Grant.

    5.   ADJUSTMENTS.    If the outstanding shares of Stock are increased,
decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split or other similar corporate transaction or event, then: (i) the number and kind of shares which may thereafter be delivered in connection with the Option; and (ii) the exercise price, grant price or purchase price relating to the Option shall be proportionately and equitably adjusted by the Plan Administrators, provided, however, that no such adjustment shall give the Optionee any additional benefits under the Option. Any such adjustment made by the Plan Administrators will be final and binding.

    6.   CHANGE OF CONTROL.    If a Change of Control (as defined below) occurs
prior to vesting or settlement of the Option, then from and after the Acceleration Date (as defined below), all outstanding and unexercised Options shall be exercisable in full, whether or not otherwise exercisable and certificates representing such Option Shares shall be delivered to the Optionee no later than the fifth day following the Acceleration Date.

    As defined herein, "CHANGE OF CONTROL" shall mean the occurrence of any of the following: (i) any "person" or "group" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities and


                                                                        Page-3-

Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total combined voting power represented by the Company's then outstanding voting securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) any Reorganization as defined below; or (iv) the stockholders of the Company adopt a plan of complete liquidation of the Company.

    The term "REORGANIZATION" as used herein shall mean: (i) the approval by the stockholders of the Company of any statutory merger, consolidation or share exchange to which the Company is a party as a result of which the persons who were stockholders of the Company immediately prior to the effective date of such Reorganization shall have beneficial ownership of less than fifty percent (50%) of the total combined voting power in the election of directors of the surviving corporation following the effective date of such Reorganization; or (ii) the approval by stockholders of an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.

    For purposes of this definition of Reorganization, the term "sale or disposition by the Company of all or substantially all of the assets of the Company" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary thereof (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined).
For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of Stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Stock shall be determined by multiplying the number of shares of Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Stock for the ten (10) trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Stock or by such other method as the Board shall determine is appropriate.

    As defined herein, "ACCELERATION DATE" shall mean the earliest date on which any of the following events shall have first occurred: (i) the acquisition described in clause (i) of the definition of Change of Control above; (ii) the change in the composition of the Board of Directors of the Company described in clause (ii) above; or (iii) the stockholder approval or adoption described in clauses (iii) and (iv) above.



                                                                        Page-4-

    7.   TRANSFERABILITY OF OPTION.    During the lifetime of the Optionee,
only the Optionee (or such Optionee's legal representative) may exercise the Option; provided, however, that the Plan Administrators may, in their sole discretion, permit transfers of the Option for estate planning purposes if and to the extent such transfers do not (a) cause the Optionee to lose the benefit of the exemption under Rule 16b-3 relating to such Awards or (b) violate other rules or regulations of the Securities and Exchange Commission (THE "SEC") or the Internal Revenue Service or (c) materially increase the cost of the Company's compliance with such rules or regulations, including but not limited to, any additional registration statements that the Company would be required to file with the SEC if such transfer were allowed. The Option may not be sold, pledged, assigned, transferred in any manner (except as provided above or elsewhere herein), exchanged or otherwise encumbered or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, and any attempt to do so shall be of no effect.

    8.   RIGHTS PRIOR TO EXERCISE OF OPTION.    The Optionee shall have none of
the rights or privileges of a stockholder of the Company in respect of the Option or any Option Shares issuable pursuant to the Option until certificates representing the Option Shares have been issued and delivered. No Option Shares shall be required to be issued and delivered upon any exercise of the Option unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

    9.   COMPLIANCE WITH SECURITIES LAWS.    Shares of Stock shall not be
issued with respect to the Option, unless the exercise of the Option and the issuance and delivery of the Option Shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which shares of Stock may then be listed. The Plan Administrators may require the Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the Option Shares are being purchased only for investment and without any present intention to sell or distribute the Option Shares in violation of any state or federal law, rule or regulation, if required by the Company. Further, the Optionee shall consent to the imposition of a legend on the Option Shares issued under the Option and the imposition of stop-transfer instructions restricting their transferability as may be required by the Plan Administrators in their discretion to ensure compliance with such laws.

    10.  DISQUALIFYING DISPOSITIONS.   If the Optionee make a disposition,
within the meaning of Code Section 424 (c), of an Option Shares issued upon the exercise of the Option within two (2) years after the Date of Grant hereof or within one (1) year after the Option Shares are issued to the Optionee pursuant to the exercise of the Option, the Optionee shall notify the Plan Administrators within ten (10) days of such disposition. The Plan Administrators may cause an appropriate legend to be affixed to any stock certificates for such Option Shares to enable the Company to receive notice of such disposition.

    11.  CONTINUED EMPLOYMENT.    Nothing in the Plan or in the Option granted
hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or its subsidiaries or limit in any way the right of the Company or its subsidiaries at any time to terminate or alter the terms of that employment or service agreement. In the discretion of the Plan Administrators, the Optionee may also be required to agree to non-competition, non-disclosure, non-


                                                                        Page-5-
solicitation or any other terms or provisions not inconsistent with the Plan in consideration of the grant of the Option.

    12.  FAIR MARKET VALUE.    As used herein, "FAIR MARKET VALUE" shall be
determined by the Plan Administrators on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange or the Nasdaq National Market, the closing price (or, if no reported sale takes place on such day, the arithmetic mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange or market, or, if the stock is reported on the composite tape, the closing price as reported on the composite tape. In each case, the Plan Administrators' determination of Fair Market Value in accordance with the Code shall be conclusive.

    13.  WITHHOLDING.    The grant or exercise of the Option or the sale and
issuance of any Option Shares to be purchased under the Option are subject to the condition that if, at any time, the Company shall determine in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such grant or exercise or the delivery or purchase of shares pursuant thereto, then in such event, the grant or exercise of the Option or the sale and issuance of any Option Shares to be purchased shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. At the Plan Administrator's sole and complete discretion, the Company may, from time to time unilaterally withhold or voluntarily accept shares of Stock already issued to the Optionee and/or stock subject to an Award as defined in the Plan as the source of payment for such liabilities.

    14.  BINDING EFFECT; AMENDMENT.   The Option shall be binding upon the
heirs, executors, administrators and successors of the parties hereto. The Option may be amended by the Plan Administrators at any time (i) if the Plan Administrators determine, in their sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i) above, with the written consent of the Optionee.

    15.  NOTICES.    All notices, requests, demands and other communications
hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by certified mail, return receipt requested, to the Company's and the Optionee's addresses as set forth on the signature page hereof.

    16.  INCORPORATION OF PLAN BY REFERENCE.    The Option is granted pursuant
to the terms of the PDT, Inc. 1996 Stock Compensation Plan, the terms of which are incorporated herein by reference and the Option shall, in all respects, be interpreted in accordance with the Plan. A copy of the Plan has been given to the Optionee and the Optionee agrees to be bound by the Plan. The Plan Administrators shall interpret and construe the Plan and the Option, and their interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. In case of any conflict in the terms of the Plan, or between the Plan and the Option agreement, the provisions in Article II of the Plan shall control those in a different Article and the provisions of the Plan shall control those in the Option agreement.


                                                                        Page-6-

    17.  CHOICE OF LAW AND VENUE.    The Option, Plan and all related documents
shall be governed by, and construed in accordance with, the laws of the State of California (except to the extent the provisions of Delaware corporate law may be applicable). Acceptance of the Option shall be deemed to constitute consent to the jurisdiction and venue of the Superior Court of Santa Barbara County, California and the United States District Court of the Central District of California for all purposes in connection with any suit, action or other proceeding relating to such Option, including the enforcement of any rights under the Plan or any agreement or other document, and shall be deemed to constitute consent to any process or notice of motion in connection with such proceeding being served by certified or registered mail or personal service within or without the State of California, provided a reasonable time for appearance is allowed.









                               SIGNATURES ON NEXT PAGE


                                                                        Page-7-

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    IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Incentive Stock Option Agreement and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.

--------------------------------------------------------------------------------
                             THE OPTION: OPTION #IS ____
--------------------------------------------------------------------------------

DATE OF GRANT:               OPTIONEE:

----------------             --------------------------------------------------
NUMBER OF OPTION SHARES:          OPTION PRICE PER SHARE:

----------------             --------------------------------------------------

VESTING:

----------------------------------------------------------------------------


THE "COMPANY"
PDT, INC.

BY: _________________________________________
         GARY S. KLEDZIK, PH.D.
TITLE    C.E.O. & CHAIRMAN

ADDRESS: 7408 HOLLISTER AVENUE
         SANTA BARBARA, CALIFORNIA 93117
         805/685-9880


ACCEPTED AND AGREED TO:

THE "OPTIONEE"

SIGNATURE:  _________________________________________

PRINTED NAME:     ___________________________________

ADDRESS:    _________________________________________

            _________________________________________

SOCIAL SECURITY #:   __________________________________


                                                                        Page-8-

                                      EXHIBIT 1


                          NOTICE OF EXERCISE OF STOCK OPTION


                                                                        Page-9-

                                       PDT, INC.
                          NOTICE OF EXERCISE OF STOCK OPTION

--------------------------------------------------------------------------------
SECTION 1: PERSONAL DATA:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.  Name:  ________________________________________
2.  SSN:   ________________________________________
3.  Address for stock record: _____________________________
                              _____________________________
4.  Phone extension:  ______________
5.  Company:  ________________________________________

--------------------------------------------------------------------------------
SECTION II: STATEMENT OF INTENT TO EXERCISE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6.  I WOULD LIKE TO EXERCISE THE FOLLOWING SHARES OF PDT, INC. COMMON STOCK:
       ----------------------------------------------------------------------
         OPTION PLAN    OPTION #  DATE OF GRANT  OPTION PRICE   # OF SHARES
       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION III: PAYMENT OF PURCHASE PRICE AND TAXES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7. I UNDERSTAND THAT FOR NON-QUALIFIED STOCK OPTION EXERCISES I AM REQUIRED TO PAY WITHHOLDING TAXES ON THE GAIN AS MEASURED BY THE DIFFERENCE BETWEEN THE OPTION EXERCISE PRICE AND THE FAIR MARKET VALUE OF THE SHARES ON THE DATE
    OF EXERCISE.

CHECK ONE:
___ I WILL SUBMIT TO PDT, INC. A CASHIERS CHECK  IN PAYMENT.
___ I WILL WIRE FUNDS TO PDT, INC.  IN PAYMENT.
___ I AUTHORIZE MY STOCK BROKER TO WIRE FUNDS TO PDT, INC. ON MY BEHALF OUT OF
    THE NET PROCEEDS FROM THE SAME-DAY-SALE TRANSACTION FOR THE OPTION PRICE AND APPLICABLE TAXES OWED. COMPLETE AND ATTACH THE COMPANY'S SECURITIES TRADING REPORT FORM.

    BROKERS NAME   ____________________________________
    FIRM           ____________________________________
    ADDRESS        ____________________________________
    PHONE/FAX      ____________________________________

--------------------------------------------------------------------------------
SECTION IV: ADMINISTRATIVE INSTRUCTIONS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8.  IF THIS TRANSACTION IS NOT A SAME-DAY-SALE:

CHECK ONE:
___ ISSUE STOCK IN MY NAME INDIVIDUALLY.
___ ISSUE STOCK IN MY NAME AND _________________________________ AS JOINT
    TENANTS OR TENANTS IN COMMON
    (PLEASE CIRCLE THE CORRECT CHOICE).

ISSUE CERTIFICATES AS FOLLOWS: ___ CERTIFICATES FOR ________________ SHARES
                               ___ CERTIFICATES FOR ________________ SHARES

MAILING ADDRESS IF DIFFERENT THAN STOCK RECORD ADDRESS:____________________
                                                       ____________________

--------------------------------------------------------------------------------
9.  SIGNATURE: _____________________________          DATE:___________

    VERIFIED BY: ___________________________          DATE:___________

                                                                       Page-10-